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                                                                   EXHIBIT 23.2



                          CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-91666, 33-91672, 33-91676, 333-2932 and 333-2966) and the
Registration Statement on Form S-3 (File No. 33-98894) of The BISYS Group, Inc. of our report dated April 29, 1994 appearing in Exhibit 99 of this Form 10-K.




PRICE WATERHOUSE LLP
New York, New York
September 26, 1996